UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2016

BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 953-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders

On May 19, 2016, BlueLinx Holdings Inc. (the “Company”) held its Annual Meeting of Stockholders to (1) elect seven directors to hold office until the 2017 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (2) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2016; (3) approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to provide for a 10-for-1 reverse stock split and a reduction in the authorized shares of common stock; (4) approve the Company’s 2016 Long-Term Incentive Plan, and (5) approve an advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement.

At the close of business of April 4, 2016, the record date, an aggregate of 90,054,008 shares of the Company’s common stock were issued and outstanding. At the meeting 86,636,761 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

At the May 19, 2016 Annual Meeting of Stockholders, the Company’s stockholders voted as follows:

(1)	For the election of the below-named nominees to the Board of Directors of the Company:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Dominic DiNapoli	73,948,779	154,879	12,533,103
Kim S. Fennebresque	73,943,232	160,426	12,533,103
Richard S. Grant	73,945,314	158,344	12,533,103
Mitchell B. Lewis	73,945,644	158,014	12,533,103
Steven F. Mayer	73,944,964	158,694	12,533,103
Alan H. Schumacher	73,944,564	158,094	12,533,103
M. Richard Warner	73,944,864	158,794	12,533,103

(2)For the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2016:

For	Against	Abstain
86,466,686	148,600	21,475

(3)    For the approval of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to provide for a 10-for-1 reverse stock split and a reduction in the authorized shares of common stock:

For	Against	Abstain
85,989,487	636,810	10,464

(4)    For the approval of the Company’s 2016 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Vote
73,750,394	344,840	8,424	12,533,103

(5)    For the approval of the advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement:

For	Against	Abstain	Broker Non-Vote
71,994,743	2,077,762	31,153	12,533,103

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC. By: /s/ Shyam K. Reddy Shyam K. Reddy SVP, General Counsel, and Corporate Secretary

Dated:  May 24, 2016